Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of [                    ], 2007 by and among National CineMedia, Inc., a Delaware corporation (the “Company”), American Multi-Cinema, Inc., a Missouri corporation, Regal CineMedia Holdings, LLC, a Delaware limited liability company, and Cinemark Media, Inc., a Delaware corporation (each, including any Affiliate or Permitted Transferee thereof who is a subsequent holder of any Registrable Securities, a “Founding Member” and collectively the “Founding Members”). The Company and the Founding Members are parties to the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC (“NCM LLC”), dated [                     ], 2007 (the “Operating Agreement”).

The parties agree as follows:

1.	Defined Terms; Interpretation.

(a) Defined Terms. The following terms shall have the following meanings in this Agreement:

“Adverse Effect” has the meaning set forth in Section 2(a)(vi) of this Agreement.

“Affiliate” means with respect to any Person, any Person that directly or indirectly, through one or more intermediaries Controls, is Controlled by or is under common Control with such Person. Notwithstanding the foregoing, (i) no Member shall be deemed an Affiliate of NCM LLC , (ii) NCM LLC shall not be deemed an Affiliate of any Member, (iii) no stockholder of REG, or any of such stockholder’s Affiliates (other than REG and its Subsidiaries) shall be deemed an Affiliate of any Member or NCM LLC, (iv) no stockholder of Marquee Holdings, or any of such stockholder’s Affiliates (other than Marquee Holdings and its Subsidiaries) shall be deemed an Affiliate of any Member or NCM LLC, and (v) no stockholder of Cinemark, or any of such stockholder’s Affiliates (other than Cinemark and its Subsidiaries) shall be deemed an Affiliate of any Member or NCM LLC, (vi) no stockholder of the Company shall be deemed an Affiliate of the Company, and the Company shall not be deemed an Affiliate of any stockholder of the Company.

“Agreement” has the meaning set forth in the preamble of this Agreement.

“Board” means the Board of Directors of the Company.

“Business Day” means a day other than a Saturday, Sunday, federal holiday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“CEO” means the Chief Executive Officer of the Company.

“CFO” means the Chief Financial Officer of the Company.

“Cinemark” means Cinemark Holdings, Inc. or its successor or any Person that wholly-owns Cinemark Holdings, Inc., directly or indirectly, in the future.

“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

“Company” has the meaning set forth in the preamble of this Agreement.

“Control” (including the terms “Controlling,” “Controlled by” and “under common Control with”), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

“Demand Party” has the meaning set forth in Section 2(a)(i) of this Agreement.

“Demand Registrable Securities” has the meaning set forth in Section 2(a)(i)(1) of this Agreement.

“Director” means a member of the Board.

“Equity Interests” means, with respect to the Company, any and all shares of capital stock in the Company or securities convertible into, or exchangeable or exercisable for, such shares, and options, warrants or other rights to acquire such shares.

“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Founding Member(s)” has the meaning set forth in the preamble of this Agreement.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Group” has the meaning set forth in Section 13(d)(3) of the Exchange Act.

“IPO” means an initial primary sale by the Company of shares of Common Stock to the public in an offering pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act, so that after giving effect to such offering, such shares of Common Stock are listed on one or more nationally recognized exchanges or quoted on one or more automated quotation systems, including the NYSE or NASDAQ, respectively.

“LLC Act” means the Delaware Limited Liability Company Act, 6 Del.C. §§ 18-101, et seq., as it may be amended from time to time, and any successor to such statute.

“Losses” has the meaning set forth in Section 2(g)(i) of this Agreement.

“Marquee Holdings” means Marquee Holdings Inc. or its successor or any Person that wholly-owns Marquee Holdings Inc., directly or indirectly, in the future.

“Member” means the Founding Members and each Person that becomes a member, as contemplated in the LLC Act, of NCM LLC in accordance with the provisions of the Operating Agreement and that has not ceased to be a Member as provided in Section 3.1(d) of the Operating Agreement, and each of such Member’s Permitted Transferees, if applicable.

“Member Registrable Securities” has the meaning set forth in Section 2(a)(i)(2) of this Agreement.

“NASDAQ” has the meaning set forth in Section 2(d)(viii) of this Agreement.

“NYSE” has the meaning set forth in Section 2(d)(viii) of this Agreement.

“Officer” means a person designated as an officer of the Company by the Board or the CEO.

“Operating Agreement” has the meaning set forth in the preamble of this Agreement.

“Other Holder Registrable Securities” has the meaning set forth in Section 2(a)(i)(4) of this Agreement.

“Permitted Transferee” means in the case of any Member and any Permitted Transferee of any Member, (i) an Affiliate of such Member or Permitted Transferee, or (ii) a non-Affiliate of such Member or Permitted Transferee that is owned at least 50% directly or indirectly through one or more entities that are the same entities that own or Control Cinemark, Marquee Holdings or REG, as applicable.

“Person” means any individual, corporation, limited liability company, partnership, trust, joint stock company, business trust, unincorporated association, joint venture, Governmental Authority or other entity or organization of any nature whatsoever or any Group of two or more of the foregoing.

“REG” means Regal Entertainment Group or its successor or any Person that wholly-owns Regal Entertainment Group, directly or indirectly, in the future.

“Registrable Securities” means the Shares and any other securities issued or issuable with respect to or in exchange for the Shares. As to any particular Registrable Securities, such Shares and any other securities issued or issuable with respect to or in exchange for the Shares shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Shares and any other securities issued or issuable with respect to or in exchange for the Shares shall have become effective under the Securities Act and such Shares and any other securities issued or issuable with respect to or in exchange for the Shares shall have been disposed of in accordance with such registration statement, (ii) such Shares and any other securities issued or issuable with respect to or in exchange for the Shares shall have been distributed to the public pursuant to Rule 144, or (iii) such Shares and any other securities issued or issuable with respect to or in exchange for the Shares shall have ceased to be outstanding.

“Registration Expenses” means any and all expenses incident to performance of or compliance with Sections 2(a), 2(b), 2(c) and 2(d), including (i) all SEC and stock exchange or automated quotation system or NASD, Inc. registration, filing and listing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, word processing, duplication, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any stock exchange or automated quotation system pursuant to this Agreement, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters or both required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel for all Members, selected by Members participating in such registration and reasonably satisfactory to the Company, (vii) any reasonable fees and disbursements of underwriters and their counsel customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with any registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (viii) all reasonable expenses incurred in connection with any road shows (including the reasonable expenses of any applicable selling Member).

“Registration Indemnified Parties” has the meaning set forth in Section 2(g)(i) of this Agreement.

“Rule 144” means Rule 144 (or any successor provision), as the same may be amended from time to time, under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or the Exchange Act and other federal securities law.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Senior Officers” means the CEO and CFO, collectively.

“Shares” means the shares of Common Stock issued and issuable to any Founding Member pursuant to the exercise by one or more Founding Members of their Redemption Right (as defined in the Operating Agreement) and their conversion or exchange rights as set forth in the Company’s Certificate of Incorporation.

“Subsidiary” means, with respect to any Person, (i) a corporation a majority of whose capital stock with the general voting power under ordinary circumstances to vote in the election of directors of such corporation (irrespective of whether or not, at the time, any other class or classes of securities shall have, or might have, voting power by reason of the happening of any contingency) is at the time beneficially owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including a joint venture, a general or limited partnership or a limited liability company, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, beneficially own at least a majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing such functions) or act as the general partner or managing member of such other Person.

“Third Party Registrant” has the meaning set forth in Section 2(b)(i) of this Agreement.

“Transaction Delay Notice” has the meaning set forth in Section 2(a)(vii)(1) of this Agreement.

“Transfer” (including the term “Transferred”) means, directly or indirectly, to sell, transfer, give, exchange, bequest, assign, pledge, encumber, hypothecate or otherwise dispose of, either voluntarily or involuntarily (including upon the foreclosure under any pledge or hypothecation permitted below that results in a change in title), any Equity Interests in the Company or other assets beneficially owned by a Person or any interest in any Equity Interests in the Company or other assets beneficially owned by a Person. Notwithstanding the foregoing: a bona fide pledge of the Shares or other Equity Interests by any Member or its Affiliates shall not be deemed to be a Transfer hereunder.

(b) Other Definitional Provisions; Interpretation.

(i) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole, including the Exhibits and Schedules attached hereto, and not to any particular provision of this Agreement. Articles, section and subsection references are to this Agreement unless otherwise specified.

(ii) The words “include” and “including” and words of similar import when used in this Agreement shall be deemed to be followed by the words “without limitation”.

(iii) The titles and headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement.

(iv) The meanings given to capitalized terms defined herein will be equally applicable to both the singular and plural forms of such terms, Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

2.	Registration Rights and Procedures.

(a) Registration on Request of Founding Members

(i) Request. At any time commencing 90 days prior to the expiration of any underwriter lock-up period applicable to the Founding Members in connection with the IPO through the one year anniversary of the closing of the IPO and subject to Section 2(a)(ii), a Founding Member (the “Demand Party”) may request in writing that the Company effect the registration for resale under the Securities Act of all or part of such Demand Party’s Demand Registrable Securities on a resale registration statement on Form S-1. Any such request will specify (a) the number of Registrable Securities proposed to be sold and (b) the intended method of disposition thereof. Subject to the other provisions of this Section 2(a), the Company shall promptly give written notice of such requested registration to all other Founding Members, and thereupon will, as expeditiously as possible, use its reasonable best efforts to effect the registration under the Securities Act , but in no event prior to the expiration of such underwriter lock up period, of:

(1) the Registrable Securities which the Company has been so requested to register by the Demand Party (“Demand Registrable Securities”)

(2) all other Registrable Securities of the same class(es) or series as the Demand Registrable Securities and which the Company has been requested to register by any other Founding Member thereof on a pro rata basis by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered (“Member Registrable Securities”);

(3) all Registrable Securities of the same class(es) or series as the Demand Registrable Securities which have been requested to be included by the Company in such registration (“Company Registrable Securities”); and

(4) all Registrable Securities of the same class(es) or series as the Demand Registrable Securities which have been requested to be included by holders of Registrable Securities other than the Founding Members (“Other Holder Registrable Securities”).

(ii) Limits on Registration Requests. Notwithstanding Section 2(a)(i), (A) in no event shall the Company be required to effect more than three registrations on Form S-1 pursuant to this Section 2(a), and (B) the Company shall not be obligated to file a registration statement relating to any registration request under this Section 2(a) (other than any post-effective amendment to any earlier effective registration statement to include any prospectus required by Section 10(a)(3) of the Securities Act) within a period of 60 days after the effective date of any other registration statement relating to any registration request under this Section 2(a) or to any registration effected under Section 2(b). Each Founding Member shall be entitled to request no more than one registration on Form S-1 pursuant to Section 2(a)(i).

(iii) Expenses. The Company will pay all Registration Expenses in connection with registrations pursuant to this Section 2(a).

(iv) Effective Registration Statement. A registration requested pursuant to this Section 2(a) will not be deemed to have been effected:

(1) unless a registration statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until the earlier of (x) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration statement or (y) 180 days after the effective date of such registration statement, except with respect to any registration statement filed pursuant to Rule 415 under the Securities Act, in which case the Company shall use its reasonable best efforts to keep such registration statement effective until such time as all of the Registrable Securities covered thereby cease to be Registrable Securities; provided, however, that if the failure of any such registration statement to become or remain effective in compliance with this Section 2(a)(iv)(1) is due solely to acts or omissions of the applicable Demand Party, such registration requested pursuant to this Section 2(a) will be deemed to have been effected;

(2) if after it has become effective, the registration statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or authority and is not thereafter effective; or

(3) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by: (A) reason of a failure on the part of the Demand Party; or (B) if the Registrable Securities covered by such registration cannot be sold within a price range acceptable to the Demand Party.

(v) Underwritten Offering. At the election of the Demand Party, a requested registration pursuant to this Section 2(a) may involve an underwritten offering, and, in such case, the investment bankers, underwriters and managers for such registration shall be selected by the Demand Party in consultation with other holders of Registrable Securities being included in such registration pursuant to Section 2(a); provided, however, that such investment bankers, underwriters and managers shall be reasonably satisfactory to the Company.

(vi) Priority in Requested Registrations. If a requested registration pursuant to this Section 2(a) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Founding Members (an “Adverse Effect”), then the Company shall include in such registration all Registrable Securities that the managing underwriter believes can be sold in such offering without having an Adverse Effect allocated in the following order of priority: (a) first, all Demand Registrable Securities and Member Registrable Securities held by Founding Members (on a pro rata basis specified in this Section 2(a)(vi)); (b) second, all Member Registrable Securities held by any other Members; (c) third, all Company Registrable Securities; and (d) fourth, all Other Holder Registrable Securities. If such managing underwriter advises the Company that only a portion of the Registrable Securities in any of clauses (a) through (d) above may be included in such registration without such Adverse Effect, the Company shall include the Registrable Securities from the holders of Registrable Securities in such clause on a pro rata basis based on the relative amount of Registrable Securities then held by each such holder who has requested that securities owned by them be so including in a registration (provided that any such amount thereby allocated to any such holder that exceeds such holder’s request shall be reallocated among the remaining requesting holders in a like manner). Without limiting the foregoing, if the managing underwriter of any underwritten offering shall advise the Demand Party that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Demand Party, then the Demand Party may determine that the registration statement should be abandoned or withdrawn, and upon notice thereof to the Company, the Company shall abandon or withdraw such registration statement. If the Demand Party is not allowed to register all of the Registrable Securities requested to be included by such Demand Party because of allocations required by this section, such Demand Party shall not be deemed to have exercised a registration for purposes of Section 2(a).

(vii) Postponements in Requested Registrations.

(1) If upon receipt of a registration request, the Company shall furnish to the Demand Party a certificate signed by the CEO or any other Senior Officer stating that the Company has pending or in process a material transaction (the “Transaction Delay Notice”), the disclosure of which would, in the good faith judgment of the Board, after consultation with its outside counsel, materially and adversely affect such transaction and that the filing of a registration statement would require disclosure of such material transaction within 48 hours of such receipt of such request, the Company shall not be required to comply with its obligations under Section 2(a)(i) until 60 days after the Demand Party’s receipt of such notice.

(2) Notwithstanding the foregoing provisions of this Section 2(a)(vii), the Company shall be entitled to serve only one Transaction Delay Notice within any period of 365 consecutive days.

(viii) Suspension of Registration Statement. If, at any time when a registration statement effected pursuant to Section 2(a)(i) hereunder relating to Registrable Securities is effective and a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 2(d)(ii) hereunder, the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, to the extent that the amendment or supplement to such prospectus are necessary to correct such untrue statement of a material fact or omission to state a material fact would require disclosure of material information which the Company has a bona fide business purpose for preserving as confidential and the Company provides the Demand Party written notice thereof promptly after the Company makes such determination, the Demand Party shall suspend sales of Registrable Securities pursuant to such registration statement and the Company shall not be required to comply with its obligations under Section 2(d)(vi) until the earlier of (a) the date upon which such material information is disclosed to the public or ceases to be material or (b) 60 days after the Demand Party’s receipt of such written notice. If the Demand Party’s disposition of Registrable Securities is discontinued pursuant to the foregoing sentence, unless the Company thereafter extends the effectiveness of the registration statement for so long as necessary to permit the dispositions of all Registrable Securities covered thereby, the registration statement shall not be counted for purposes of determining the number of registrations permitted under Section 2(a)(ii) hereof.

(ix) Additional Rights. The Company shall not, at any time, grant to any other holders of Shares (or securities that are convertible, exchangeable or exercisable into Shares or other Equity Interests) any rights to request the Company to effect the registration under the Securities Act of any such Shares (or any such securities) on terms more favorable to such holders than the terms set forth in this Section 2(a).

(b) Incidental Registrations.

(i) Right to Piggyback. If the Company or any other Person that has demand registration rights (a “Third Party Registrant”) at any time during the period from the expiration of any underwriter lock-up period applicable to the IPO through the one year anniversary of the closing of the IPO proposes to register equity securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, the Company will, at each such time, give prompt written notice to the Founding Members of its intention to do so and of the Founding Members’ rights under this Agreement. Upon the written request of any Founding Member made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Founding Member), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Founding Members; provided, however, that (a) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company or such Third Party Registrant shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Founding Member and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such terminated registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (b) if such registration involves an underwritten offering, all Founding Members requesting to be included in the Company’s or such Third Party Registrant’s registration shall enter into an agreement with the underwriters to sell their Registrable Securities to the underwriters selected by the Company or such Third Party Registrant on substantially the same terms and conditions as apply to the Company or such Third Party Registrant, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. Notwithstanding the foregoing, if a registration requested pursuant to this Section 2(b) involves an underwritten public offering, any Founding Member requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of its Registrable Securities in connection with such registration. The registrations provided for in this Section 2(b) are in addition to, and not in lieu of, registrations made in accordance with Section 2(a).

(ii) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2(b).

(iii) Priority in Incidental Registrations. If a registration pursuant to this Section 2(b) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an Adverse Effect on such offering, then the Company shall include in such registration: (a) first, 100% of the securities which the Company or the Third Party Registrant proposes to sell; (b) second, the amount of Registrable Securities which the Founding Members have requested to be included in such registration; (c) third, the amount of Registrable Securities which any other Members have requested to be included in such registration; and (d) fourth, the amount of Registrable Securities which the other holders of Registrable Securities have requested to be included in the registration. If such managing underwriter advises the Company that only a portion of such Registrable Securities in any of clauses (b), (c) and (d) may be included in such registration without such Adverse Effect, the Company shall include Registrable Securities from the holders of Registrable Securities in such clauses on a pro rata basis based on the relative amount of Registrable Securities then held by each such holder (provided, that any such amount thereby allocated to any such holder that exceeds such holder’s request shall be reallocated among the remaining requesting holders in like manner).

(c) Mandatory Registration.

(i) Company Registration. On the first Business Day following the one year anniversary of the closing of the IPO, the Company shall file with the SEC a resale registration statement on any registration statement form that is available to the Company at such time, for the registration under the Securities Act of the resale of all outstanding Registrable Securities held by the Founding Members that have not been previously and then registered. Additionally, the Company shall file, within 20 days after the issuance of additional Registrable Securities to any Founding Member, in the future with the SEC a resale registration statement on any registration statement form that is available to the Company at such time for the registration under the Securities Act of the resale of such newly issued Registrable Securities.

(ii) Expenses. The Company will pay all Registration Expenses in connection with the registration of Registrable Securities pursuant to this Section 2(c).

(iii) Effective Registration Statement. The Company shall use its reasonable best efforts to cause the registration statement required to be filed pursuant to this Section 2(c) to become effective and remain effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities or registration statements with respect to Registrable Securities issued to each Founding Member in the future covered by such registration statement until the earlier of (x) such time as all such Registrable Securities have been disposed of in accordance with the intended methods of disposition thereof set forth in such registration statement or (y) such time as all Registrable Securities held by the Founding Members are eligible to be sold pursuant to Rule 144(k) promulgated under the Securities Act.

(d) Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

(i) (A) with respect to any registration under Section 2(a), prepare and, in any event within 20 days of the date on which the Company first received a request from a Demand Party pursuant to Section 2(a)(i), file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing, and (B) with respect to any registration under Section 2(b) and subject to the Company’s rights set forth in Section 2(b), use its reasonable best efforts to file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing, and (C) with respect to any registration under Section 2(c), use its reasonable best efforts to file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective within 90 days of the initial filing; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the holders holding Registrable Securities covered by such registration statement, counsel for the holders of the Registrable Securities being registered and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders, such special counsel and such underwriters, and the Company will not file any such registration statement or amendment thereto or any prospectus or any supplement thereto (excluding such documents that, upon filing, will be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such registration statement or the managing underwriter, if any, shall reasonably object;

(ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective in accordance with Section 2(a) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, however, that before filing a registration statement or prospectus, or any amendments or supplements thereto in accordance with Section 2(d)(i) or this Section 2(d)(ii), the Company will furnish to counsel for the holders of the Registrable Securities being registered copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(iii) furnish to each holder of Registrable Securities being registered such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such holder;

(iv) use its reasonable efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each holder of Registrable Securities being registered shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 2(d)(iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(v) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(vi) notify each holder of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the holders of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(viii) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be (a) listed on each stock exchange or automated quotation system, if any, on which securities issued by the Company of the same class are then listed or, if no such securities issued by the Company are then so listed, on the New York Stock Exchange (the “NYSE”) or another nationally stock exchange, if the securities qualify to be so listed or (b) on the Nasdaq Stock Market of the Nasdaq National Market (“NASDAQ”) or another nationally recognized automated quotation system, if the securities qualify to be so quoted;

(ix) as needed, (a) engage an appropriate transfer agent and provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (b) provide a CUSIP number for the Registrable Securities;

(x) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to or in substitution for the provisions of Section 2(g) hereof, and take such other actions as sellers of a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

(xi) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the holders of a majority of shares of such Registrable Securities shall reasonably request;

(xii) make available for inspection by any holder of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(xiii) notify counsel for the holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (a) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (b) of the receipt of any comments from the SEC, (c) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (d) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(xiv) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

(xv) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(xvi) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

(xvii) use its reasonable best efforts to obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such holders, underwriters or agents and their counsel; and

(xviii) cooperate with each holder of Registrable Securities being registered and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NYSE, NASDAQ or any other stock exchange or automated quotation system and the NASD.

(e) Information Supplied. The Company may require each holder of Registrable Securities being registered to furnish the Company with such information regarding such holder and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

(f) Restrictions on Disposition. Each Founding Member agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(d)(vi), such Founding Member will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Founding Member’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2(d)(vi), and, if so directed by the Company, such Founding Member will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Founding Member’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 2(a)(iv) shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2(d)(vi) and to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 2(d)(vi).

(g) Indemnification.

(i) In the event of any registration of any securities of the Company under the Securities Act pursuant to this Section 2, the Company shall indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, each Affiliate of such holder and their respective directors, officers, employees and stockholders or members or general and limited partners (and any director, officer, Affiliate, employee, stockholder and Controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who Controls such holder or any such underwriter within the meaning of the Securities Act (collectively, the “Registration Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Registration Indemnified Party may become subject under the Securities Act (“Losses”), state law or otherwise, insofar as such Losses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; provided, that the Company shall not be liable to any Registration Indemnified Party in any such case to the extent, but only to the extent, that any such Losses or expenses arise out of, relate to or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof; and, provided, further, that the Company will not be liable in any such case to the extent, but only to the extent, that the foregoing indemnity with respect to any untrue statement contained in or omitted from a registration statement or the prospectus shall not inure to the benefit of any party (or any Person Controlling such party) who is obligated to deliver a prospectus in transactions in a security as to which a registration statement has been filed pursuant to the Securities Act and from whom the Person asserting any such Losses purchased any of the Registrable Securities to the extent that it is finally judicially determined that Losses resulted from the fact that such party sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the registration statement or the prospectus, as amended or supplemented, and (x) the Company shall have previously and timely furnished sufficient copies of the registration statement or prospectus, as so amended or supplemented if required under the Securities Act, to such party in accordance with this Agreement and (y) the registration statement or prospectus, as so amended or supplemented, would have corrected such untrue statement or omission of a material fact. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Registration Indemnified Party and shall survive the Transfer of securities by any holder.

(ii) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Sections 2(a), 2(b) or 2(c) herein, that it shall have received an undertaking reasonably satisfactory to it from the selling holder of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2(g)(i)) the Company and all other selling holders or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such selling holder specifically for inclusion in such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the selling holders, or any of their respective Affiliates, directors, officers or Controlling Persons and shall survive the Transfer of securities by any holder. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds (before taxes) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(iii) Promptly after receipt by a Registration Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2(g), such Registration Indemnified Party will, if a claim in respect thereof is to be made against the Company, give written notice to the Company of the commencement of such action or proceeding; provided, however, that the failure of the Registration Indemnified Party to give notice as provided herein shall not relieve the Company of its obligations under this Section 2(g), except to the extent that the Company is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against a Registration Indemnified Party, unless in such Registration Indemnified Party’s reasonable judgment (after consultation with legal counsel) a bona fide conflict of interest between such Registration Indemnified Party and the Company may exist in respect of such action or proceeding, the Company will be entitled to participate in and to assume the defense thereof (at its expense) with counsel reasonably satisfactory to such Registration Indemnified Party, and after notice from the Company to such Registration Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to such Registration Indemnified Party for any legal or other expenses subsequently incurred by the Registration Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, in the event the Company declines or fails to assume the defense of the action or proceeding or to employ counsel reasonably satisfactory to the Registration Indemnified Party, in either case within a 30-day period, or if a court of competent jurisdiction determines that the Company is not vigorously defending such action or proceeding, or if there is a bona fide conflict of interest between the Company and the Registration Indemnified Party, then such Registration Indemnified Party may employ counsel to represent or defend it in any such action or proceeding and the Company shall pay the reasonable fees and disbursements of such counsel or other representative as incurred; provided, further, however, that the Company shall not be required to pay the fees and disbursements of more than one counsel for all Registration Indemnified Parties in any jurisdiction in any single action or proceeding. The Company will not settle any such action or proceeding or consent to the entry of any judgment without the prior written consent of the Registration Indemnified Party, unless such settlement or judgment (a) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Registration Indemnified Party from all liability in respect of such action or proceeding and (b) does not involve the imposition of equitable remedies or the imposition of any obligations on such Registration Indemnified Party and does not otherwise adversely affect such Registration Indemnified Party, other than as a result of the imposition of financial obligations for which such Registration Indemnified Party will be indemnified hereunder. No Registration Indemnified Party will settle any such action or proceeding or consent to the entry of any judgment without the prior written consent of the Company (such consent not to be unreasonably withheld).

(iv) (1) If the indemnification provided for in this Section 2(g) from the Company is unavailable to a Registration Indemnified Party hereunder in respect of any Losses or expenses referred to herein, then the Company, in lieu of indemnifying such Registration Indemnified Party, shall contribute to the amount paid or payable by such Registration Indemnified Party as a result of such Losses or expenses in such proportion as is appropriate to reflect the relative fault of the Company and Registration Indemnified Party in connection with the actions or proceedings which resulted in such Losses or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and Registration Indemnified Party shall be determined by reference to, among other things, whether any action or proceeding in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the Company or Registration Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action or proceeding. The amount paid or payable by a party under this Section 2(g)(iv) as a result of the Losses and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.

(2) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2(g)(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 2(g)(iv)(1). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of similar fraudulent misrepresentation.

(v) Indemnification similar to that specified in this Section 2(g) (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any law or with any Governmental Authority other than as required by the Securities Act.

(vi) The obligations of the parties under this Section 2(g) shall be in addition to any liability which any party may otherwise have to any other party and shall survive until the expiration of the applicable statutes of limitations (including any waivers or extensions thereof) with respect to any such registrations made hereunder.

(h) Required Reports. The Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act, and it will take such further action as any Founding Member may reasonably request, all to the extent required from time to time to enable such Founding Member to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Founding Member, the Company will deliver to such Founding Member a written statement as to whether it has complied with such requirements.

(i) Holdback Agreement. If any registration under Sections 2(a), 2(b), or 2(c) hereof or any sale of securities in connection with a registration under Section 2(a) hereof shall be in connection with an underwritten public offering, each holder of Registrable Securities included in such registration agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144, of any Equity Interests of the Company (in each case, other than as part of such underwritten public offering), within 30 days before, or 90 days (or such lesser period as the managing underwriters may permit or such longer periods as required by applicable law, provided that in any such case the Founding Members are similarly so released or subject to a longer period pro rata based upon the relative number of Registrable Securities owned at such time) after, the effective date of any such registration pursuant to Sections 2(a), 2(b) or 2(c) (except as part of any such registration or sale), and the Company hereby also so agrees and agrees to cause each other holder of Shares or other Equity Interests purchased from the Company (at any time other than in a public offering) to so agree.

(j) Termination of Rights, Except for indemnification rights provided in Section 2(g) which shall be governed in accordance with Section 2(g)(vi), the rights granted to the Founding Members in this Section 2 shall terminate and forthwith become null and void in full on the earliest date on which each Founding Member and its respective Affiliates cease to beneficially own in the aggregate at least five percent of the Shares or other Equity Interests then outstanding, and with respect to a particular Founding Member on the date that such Founding Member no longer beneficially owns, or has a contractual right to acquire, any Shares or other Equity Interests, or options, warrants or other rights to obtain such Shares or other Equity Interests (unless such securities are reacquired by a Founding Member).

(k) No Inconsistent Agreement. The Company shall not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Founding Members in this Section 2.

3.	Miscellaneous.

(a) Agreement to Cooperate; Further Assurances. In case at any time any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and directors and each Founding Member and their respective

Affiliates shall execute such further documents and shall take such further action as shall be necessary or desirable to carry out the purposes of this Agreement, in each case to the extent not inconsistent with applicable law.

(b) Amendments. Except as otherwise expressly provided in this Agreement, amendments to this Agreement shall require approval of the Company and each Founding Member.

(c) Injunctive Relief. The Company and each Founding Member acknowledge and agree that a violation of any of the terms of this Agreement may cause the other Founding Members and the Company, as the case may be, irreparable injury for which an adequate remedy at law is not available. Accordingly, it is agreed that each of the Founding Members and the Company will be entitled to seek an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in addition to any other remedy to which they may be entitled at law or, equity. Nothing stated herein shall limit any other remedies provided under this Agreement or available to the parties at law or in equity.

(d) Successors, Assigns and Transferees. The provisions of this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and Permitted Transferees, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person, including but not limited to any creditor of the Company or its Subsidiaries, any right, benefit, or remedy of any nature by reason of this Agreement. An assignment of the rights, interests or obligations hereunder, including but not limited to an assignment by operation of law, shall be null and void unless a provision of this Agreement specifically provides otherwise or the Company gives its prior written consent therefor.

(e) Notices. Any written notice required or permitted to be delivered pursuant to this Agreement shall be in writing and shall be deemed delivered: (a) upon delivery if delivered in person; (b) upon transmission if sent via telecopier, with electronic confirmation of receipt; (c) one Business Day after deposit with a nationally recognized courier service, provided that confirmation of such overnight delivery is received by the sender; and (d) upon transmission if sent via e-mail, with a confirmation copy sent via telecopier on the same day with electronic confirmation of receipt. Notices to the Company or any Founding Member shall be delivered to the Company or such Founding Member as set forth in Exhibit A, as it may be revised from time to time. Any party may change its address for notices by giving written notice of the new address to the other parties in accordance with this section, but any element of such party’s address that is not newly provided in such notice shall be deemed not to have changed.

(f) Integration. This Agreement contains the exclusive, entire and final understanding of the parties with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. Except as expressly set forth herein, this Agreement supersedes all other prior agreements, discussions, negotiations, communications and understandings between the parties with respect to such subject matter hereof. No party has relied on any statement, representation, warranty, or promise not expressly contained in this Agreement in connection with this transaction.

(g) Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, then such provision, paragraph, word, clause, phrase or sentence shall be deemed restated to reflect the original intention of the parties as nearly as possible in accordance with applicable law and the remainder of this Agreement. The legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof will not be in any way impaired, it being intended that all obligations, rights, powers and privileges of the Company and the Founding Members will be enforceable to the fullest extent permitted by law. Upon such determination of invalidity, illegality or unenforceability, the Company and the Founding Members shall negotiate in good faith to amend this Agreement to effect the original intent of the Founding Members.

(h) Counterparts. This Agreement may be executed in one or more counterparts and by different parties on separate counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument. The parties agree that this Agreement shall be legally binding upon the electronic transmission, including by facsimile or email, by each party of a signed signature page hereof to the other party.

(i) Governing Law; Submission to Jurisdiction.

(i) This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties.

(ii) Each party hereto agrees that any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in any state or federal court located in Delaware or in New York, New York. Subject to the preceding sentence, each party thereto:

(1) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in New York, New York (and each appellate court located in the State of New York) in connection with any such legal proceeding, including to enforce any settlement, order or award;

(2) consents to service of process in any such proceeding in any manner permitted by the laws of the State of New York, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 3(e) is reasonably calculated to give actual notice;

(3) agrees that each state and federal court located in New York, New York shall be deemed to be a convenient forum;

(4) waives and agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in New York, New York, any claim that such party is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court; and

(5) agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section 3(i) by the state and federal courts located in New York, New York and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of New York or any other jurisdiction.

(iii) In the event of any action or other proceeding relating to this Agreement or the enforcement of any provision of this Agreement, the prevailing party (as determined by the court) shall be entitled to payment by the non-prevailing party of all costs and expenses (including reasonable attorneys’ fees) incurred by the prevailing party, including any costs and expenses incurred in connection with any challenge to the jurisdiction or the convenience or propriety of venue of proceedings before any state or federal court located in New York, New York.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

The Company:	NATIONAL CINEMEDIA, INC.

By:
Name:
Title:

The Founding Members:	American Multi-Cinema, Inc.

By:
Name:
Title:

Cinemark Media, Inc.

By:
Name:
Title:

Regal CineMedia Holdings, LLC

By:
Name:
Title:

Exhibit A

Members

Company:

National CineMedia, Inc.

9110 East Nichols Avenue

Suite 200

Centennial, CO 80112-3405

Attention: General Counsel

Fax: (303) 792-8649

with a copy to:

Holme Roberts & Owen LLP

1700 Lincoln Street, Suite 4100

Denver, Colorado 80203-4541

Attention: W. Dean Salter

Fax: (303) 866-0200

AMC:

American Multi-Cinema, Inc.

920 Main Street

Kansas City, MO 64105

Attention: Kevin M. Connor

Fax: (816) 480-4700

with a copy to:

Latham & Watkins LLP

885 Third Avenue

New York, NY 10022

Attention: David S. Allinson

Fax: (212) 751-4864

Cinemark Media: Cinemark Media, Inc. c/o Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 Attn: Robert Capple Fax: (974) 665-1003	Regal: Regal CineMedia Holdings, LLC c/o Regal Entertainment Group 7132 Regal Lane Knoxville, Tennessee 37918 Attn: General Counsel Fax: (865) 922-6085

with a copy to: Cinemark Media, Inc. c/o Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 Attn: Michael Cavalier Fax: (974) 665-1003	with a copy to: Hogan & Hartson LLP One Tabor Center 1200 Seventeenth Street Suite 1500 Denver, Colorado 80202 Attn: Christopher J. Walsh Fax: (303) 899-7333